UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2015

QTS Realty Trust, Inc.

QualityTech, LP

(Exact name of registrant as specified in its charter)

Maryland (QTS Realty Trust, Inc.) Delaware (QualityTech, LP)	001-36109 333-201810	46-2809094 27-0707288
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition and Disposition of Assets.

On June 16, 2015, QTS Realty Trust, Inc. (the “Company”), through Quality Technology Services Holding, LLC, its taxable REIT subsidiary (the “TRS”), completed the indirect acquisition of 100% of the outstanding stock of Carpathia Hosting, Inc. (“Carpathia”) from Carpathia Holdings, LLC (the “Seller”) for approximately $326 million, which the Company funded with cash available on its balance sheet and borrowings under its unsecured revolving credit facility. Upon completion of the transaction, the Company assumed all of the assets and liabilities of Carpathia Acquisition, Inc., and Carpathia Acquisition, Inc. and its subsidiaries, including Carpathia, became indirect, wholly-owned subsidiaries of the Company. Carpathia is a hybrid cloud services and Infrastructure-as-a-Service (IaaS) provider servicing enterprise customers and federal agencies. The Seller has no material relationship with the Company or any of its affiliates, other than through the stock purchase agreement (the “Agreement”) related to this acquisition.

In connection with closing the acquisition of Carpathia, effective as of June 12, 2015, the Company, through the TRS, entered into the first amendment (the “Amendment”) to the Agreement with the Seller and Carpathia Acquisition, Inc. pursuant to which, among other things, certain employees of Carpathia were awarded the right to receive cash payments in lieu of the issuance of certain common units of the Seller that would otherwise be issued to such individuals in connection with this acquisition. Except as amended by the Amendment, the remaining terms of the Agreement remain in full force and effect.

A copy of the Agreement has been previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2015 and is incorporated herein by reference. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to the Agreement and the Amendment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Carpathia Acquisition, Inc. as of and for the year ended December 31, 2014 have been previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 1, 2015 and are incorporated in this Item 9.01(a) by reference.

The unaudited consolidated financial statements of Carpathia Acquisition, Inc. as of and for the three months ended March 31, 2015 and 2014 have been previously filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 1, 2015 and are incorporated in this Item 9.01(a) by reference.

  (b) Pro forma Financial Information

The unaudited pro forma financial statements of QTS Realty Trust, Inc. for the year ended December 31, 2014 and as of and for the three months ended March 31, 2015, giving effect to the acquisition of Carpathia Acquisition, Inc. and other recent acquisitions and capital markets activity, have been previously filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on June 5, 2015 and are incorporated in this Item 9.01(b) by reference.

  (d) Exhibits

Exhibit Number	Exhibit Description

2.1	First Amendment to Stock Purchase Agreement, effective as of June 12, 2015, by and among Quality Technology Services Holding, LLC, Carpathia Holdings, LLC and Carpathia Acquisition, Inc.

99.1	Audited consolidated financial statements of Carpathia Acquisition, Inc. as of and for the year ended December 31, 2014 (Filed as Exhibit 99.1 to the Current Report on Form 8-K filed on June 1, 2015)

99.2	Unaudited consolidated financial statements of Carpathia Acquisition, Inc. as of and for the three months ended March 31, 2015 and 2014 (Filed as Exhibit 99.2 to the Current Report on Form 8-K filed on June 1, 2015)

99.3	Unaudited pro forma financial statements of QTS Realty Trust, Inc. for the year ended December 31, 2014 and as of and for the three months ended March 31, 2015 (Filed as Exhibit 99.3 to the Current Report on Form 8-K/A filed on June 5, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

DATE: June 19, 2015		/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

QualityTech, LP

	By:	QTS Realty Trust, Inc.,
its general partner

DATE: June 19, 2015		/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1	First Amendment to Stock Purchase Agreement, effective as of June 12, 2015, by and among Quality Technology Services Holding, LLC, Carpathia Holdings, LLC and Carpathia Acquisition, Inc.

99.1	Audited consolidated financial statements of Carpathia Acquisition, Inc. as of and for the year ended December 31, 2014 (Filed as Exhibit 99.1 to the Current Report on Form 8-K filed on June 1, 2015)

99.2	Unaudited consolidated financial statements of Carpathia Acquisition, Inc. as of and for the three months ended March 31, 2015 and 2014 (Filed as Exhibit 99.2 to the Current Report on Form 8-K filed on June 1, 2015)

99.3	Unaudited pro forma financial statements of QTS Realty Trust, Inc. for the year ended December 31, 2014 and as of and for the three months ended March 31, 2015 (Filed as Exhibit 99.3 to the Current Report on Form 8-K/A filed on June 5, 2015)